Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rubincon Ventures Inc. (the “Company”) on Form 10-QSB for the period ending April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guy Peckham, Chief Executive Officer, President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guy Peckham
Guy Peckham
Chief Executive Officer, President and Secretary
June 14, 2006

A signed original of this written statement required by Section 906 has been provided to Rubincon Ventures Inc. and will be retained by Rubincon Ventures Inc. and furnished to the Securities and Exchange Commission or its staff upon request